Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-KSB into the Company's previously filed Registration Statement File No. 333-3512.


                                            ARTHUR ANDERSEN LLP


                                               /s/ Arthur Andersen LLP
                                            -----------------------------------

Minneapolis, Minnesota,
   March 28, 1997






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